UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


                Date of Report (Date of earliest event reported):

                                  June 20, 2002


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                   000-29764                                 51-0376469
(State or other jurisdiction of                (Commission File Number)            (IRS Employer Identification Number)
        incorporation)


300 Delaware Avenue, Suite 303, Wilmington, Delaware                19801
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (302) 427-5715


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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On June 20, 2002, the Board of Directors of International Specialty Products Inc. ("ISP"), upon the recommendation of its Audit Committee, decided not to renew the engagement of its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and selected KPMG LLP as its independent auditors for the fiscal year ending December 31, 2002. The change in auditors will become effective June 21, 2002.

              Arthur Andersen's reports on the consolidated financial statements of ISP for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, there were no disagreements between ISP and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

           ISP has provided to Arthur Andersen a copy of the foregoing disclosures made in this Current Report on Form 8-K. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 21, 2002, stating that it has found no basis for disagreement with such statements.

              During the fiscal years ended December 31, 2001 and 2000 and the subsequent interim period between December 31, 2001 and the date of this Current Report on Form 8-K, neither ISP nor anyone acting on its behalf consulted with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ISP's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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
ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)    Exhibits.

                    Exhibit Number     Description

                          16 Letter from Arthur Andersen LLP to the Securities Exchange Commission dated June 21, 2002


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERNATIONAL SPECIALTY PRODUCTS INC.

Dated: June 21, 2002                  By: /s/  Neal E. Murphy
                                         -------------------------------------
                                         Name: Neal E. Murphy
                                         Title: Senior Vice President and
                                                Chief Financial Officer




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
                                  EXHIBIT INDEX


       Exhibit Number                        Description
       --------------                        -----------

             16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 21, 2002















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